UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.    Regulation FD Disclosure.

Series C Preferred Stock Dividend
As previously reported, in the third quarter of 2012 State Street Corporation declared a quarterly dividend on its non-cumulative perpetual preferred stock, Series C (represented by depositary shares, each representing a 1/4000th interest in a share of Series C preferred stock).  The dividend is in the amount of $1,662.50 per share of Series C preferred stock (resulting in a distribution of $0.4156 per depositary share) and is payable on December 17, 2012 to the holders of record of the Series C preferred stock at the close of business on November 30, 2012.

Bank of America Merrill Lynch Banking and Financial Services Conference
On November 13, 2012, at 9:40 a.m. (EST), Joseph L. Hooley, Chairman, President and Chief Executive Officer of State Street Corporation, and Edward J. Resch, Chief Financial Officer of State Street Corporation, will provide a presentation at the 2012 Banking and Financial Services Conference hosted by Bank of America Merrill Lynch.  The presentation slides and related information that Mr. Hooley and Mr. Resch will present are furnished herewith as Exhibit 99.1 and are incorporated herein by reference.  The presentation will be accessible, in listen-only mode, on the Investor Relations portion of State Street's website at www.statestreet.com/stockholder.  A recorded replay of the presentation will be available on the Investor Relations portion of the website beginning later that day.  The webcast replay will be available for approximately two weeks.

The information in this Item 7.01, and in Exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Exhibits.

(d)    Exhibits

99.1
Slides and supplementary information for the presentation by Joseph L. Hooley and Edward J. Resch at the 2012 Banking and Financial Services Conference hosted by Bank of America Merrill Lynch on November 13, 2012 (such Exhibit 99.1 is furnished and not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ James J. Malerba
	Name:	James J. Malerba
	Title:	Executive Vice President, Corporate Controller and Chief Accounting Officer
Date: November 13, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1
Slides and supplementary information for the presentation by Joseph L. Hooley and Edward J. Resch at the 2012 Banking and Financial Services Conference hosted by Bank of America Merrill Lynch on November 13, 2012 (such Exhibit 99.1 is furnished and not filed).